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                                                                   Exhibit 10(a)

      STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
 Internet: sroth@sablaw.com

                                April 26, 2001

Board of Directors
GE Life and Annuity Assurance Company
6610 W. Broad Street
Richmond, VA  23230

          Re       GE Life & Annuity Separate Account 4
                   ------------------------------------

Ladies and Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain flexible premium variable deferred annuity contracts (File No. 333-62695). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        SUTHERLAND ASBILL & BRENNAN LLP

                                        By: /s/ STEPHEN E. ROTH
                                            ----------------------------------
                                            Stephen E. Roth